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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2002

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-25984	95-4610936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30101 Agoura Court #222 Agoura Hills, California (Address of principal executive offices)	91301 (Zip Code)

Registrant's telephone number, including area code (818) 597-0042

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

        On June 21, 2002, SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc., SN Insurance Services, Inc., InfoNet Management Systems, Inc. and Pacific Insurance Brokerage, Inc. filed their Second Amended Chapter 11 Joint Plan of Reorganization, as modified, with the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"), a copy of which is attached hereto as Exhibit 99.194. The Second Amended Chapter 11 Joint Plan of Reorganization, as modified was confirmed by the Bankruptcy Court on June 18, 2002, and the confirmation order was signed by the Bakruptcy Court Judge on June 21, 2002. The effective date for the Plan of Reorganization is set for July 9, 2002.

        SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc., SN Insurance Services, Inc., InfoNet Management Systems, Inc. and Pacific Insurance Brokerage, Inc., filed their May 2002 Monthly Debtor in Possession Operating Reports and their May 2002 Debtor in Possession Interim Statements with the United States Bankruptcy Court for the Central District of California, copies of which are attached hereto as Exhibit 99.195 through Exhibit 99.206.

  THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
99.194	Second Amended Chapter 11 Joint Plan of Reorganization.
99.195	Debtor in Possession Operating Report for the period from May 1, 2002 to May 31, 2002 (SNTL Corporation) with Schedules A through F.
99.196	Debtor in Possession Operating Report for the period from May 1, 2002 to May 31, 2002 (SNTL Holdings Corporation)(see Exhibit 99.195 for Schedules A through F).
99.197	Debtor in Possession Operating Report for the period from May 1, 2002 to May 31, 2002 (SN Insurance Administrators, Inc.)(see Exhibit 99.195 for Schedules A through F).
99.198	Debtor in Possession Operating Report for the period from May 1, 2002 to May 1, 2002 (SN Insurance Services, Inc.)(see Exhibit 99.195 for Schedules A through F).
99.199	Debtor in Possession Operating Report for the period from May 1, 2002 to May 31, 2002 (InfoNet Management Systems, Inc.)(see Exhibit 99.195 for Schedules A through F).
99.200	Debtor in Possession Operating Report for the period from May 1, 2002 to May 1, 2002 (Pacific Insurance Brokerage, Inc.)(see Exhibit 99.195 for Schedules A through F).

99.201	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (SNTL Corporation).
99.202	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (SNTL Holdings Corporation).
99.203	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (SN Insurance Administrators, Inc.).
99.204	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (SN Insurance Services, Inc.).
99.205	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (InfoNet Management Systems, Inc.).
99.206	Debtor in Possession Interim Statement for the period from May 1, 2002 to May 31, 2002 (Pacific Insurance Brokerage, Inc.).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)
Date June 25, 2002	/s/ ALEX CORBETT
(Signature)*
Alex Corbett Senior Vice President and Chief Financial Officer
*
Print name and title of the signing officer under his signature.

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FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES